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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest reported)    JANUARY 26, 2001

                      HEALTHCARE REALTY TRUST INCORPORATED

             (Exact name of registrant as specified in its chapter)

           MARYLAND                   1-11852               62-1507028
(State or other jurisdiction        (Commission           (IRS Employer
       of incorporation)            File Number)        Identification No.)


                              3310 WEST END AVENUE

                                    SUITE 700

                           NASHVILLE, TENNESSEE 37203
                    (Address of principal executive offices)




                                 (615) 269-8175

              (Registrant's telephone number, including area code)


           ----------------------------------------------------------
          (Former name or former address, if changed since last report)




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ITEM 9.  REGULATION FD DISCLOSURE

         The Company is filing its quarterly dividend announcement dated January 23, 2001, its earnings press release dated January 26, 2001, and its Supplemental Data Report dated January 26, 2001 which is contained on its website (www.healthcarerealty.com).

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    c)   Exhibits

99.1     Fourth quarter dividend press release, dated January 23, 2001.
99.2     Fourth quarter earnings press release, dated January 26, 2001.
99.3 Supplemental Data Report, dated as of January 26, 2001, for the three months ended December 31, 2000.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    HEALTHCARE REALTY TRUST INCORPORATED



                                    By: /s/ Timothy G. Wallace
                                        -----------------------------
                                            Timothy G. Wallace
                                    Executive Vice President and
                                        Chief Financial Officer


Date:  January 26, 2001